AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                  This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), made as of this 29th day of October, 1996, by and among Glasgal Communications, Inc., a Delaware corporation (the "COMPANY"), and Southbrook International Investments, Ltd., a British Virgin Islands corporation (the "PURCHASER").

                  WHEREAS, the Company issued and sold to the Purchaser and the Purchaser acquired 250,000 shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "SERIES A PREFERRED"), pursuant to the Convertible Preferred Stock Purchase Agreement, dated as of September 30, 1996, by and among the Company and the Purchaser (the "SERIES A PURCHASE AGREEMENT").

                  WHEREAS, in connection with the Series A Purchase Agreement and as a condition to the parties obligations thereunder, the Company and the Purchaser entered into a Registration Rights Agreement, dated as of September 30, 1996 (the "ORIGINAL REGISTRATION RIGHTS AGREEMENT").

                  WHEREAS, the Company and the Purchaser are entering into a Convertible Stock Purchase Agreement (the "SUBSEQUENT PURCHASE AGREEMENT"), dated as of the date hereof, pursuant to which the Company will to issue and sell to the Purchaser and the Purchaser will acquire shares of the Company's Series B Convertible Preferred Stock (the "SERIES B PREFERRED") and the Company's Series C Convertible Preferred Stock (the "SERIES C PREFERRED").

                  WHEREAS, the Company and the Purchaser desire to amend and restate the Original Registration Rights Agreement in its entirety hereby.

                  WHEREAS, the execution of this Agreement is a condition to the closing of the transactions contemplated by the Subsequent Purchase Agreement.

                  THEREFORE, The parties hereby agree as follows:

         1.       DEFINITIONS

                  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "ADVICE" shall have meaning set forth in SECTION 4(O).

                  "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "CONTROL," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "AFFILIATED," "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                  "BLACKOUT" shall have the meaning set forth in SECTION 3(B).

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

                  "CLOSING" or "CLOSINGS" shall mean the Series A Closing, Series B Closing or Series C Closing, as applicable.

                  "CLOSING DATE or CLOSING DATES" shall mean the Series A Closing Date, Series B Closing Date or Series C Closing Date, as applicable.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the Company's Common Stock, par value $.001 per share.

                  "EFFECTIVENESS  PERIOD"  shall have the  meaning  set forth in
SECTION 2(A)(III).

                  "EVENT" shall have the meaning set forth in SECTION 5.

                  "EVENT DATE" shall have the meaning set forth in SECTION 5.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "INDEMNIFIED  PARTY"  shall  have  the  meaning  set  forth in
SECTION 7(C).

                  "INDEMNIFYING  PARTY"  shall  have the  meaning  set  forth in
SECTION 7(C).

                  "INITIAL EFFECTIVENESS DATE" means the 90th day following the Series A Closing Date.

                  "INITIAL FILING DATE" means the 5th Business Day following the date of this Agreement.

                  "INITIAL REGISTRABLE SECURITIES" means the shares of Common Stock issuable upon conversion in full of the Series A Preferred and Series B Preferred issued and sold to the Purchaser pursuant to the Purchase Agreements; PROVIDED, HOWEVER, that in order to account for adjustments in the conversion ratios for such shares, Initial Registrable Securities shall include a number of shares of Common Stock equal to no less than two times the number of shares of Common Stock issuable upon conversion in full of such Series A Preferred and Series B Preferred based on a computation as at the Series B Closing Date or such other number of shares of Common Stock as agreed to by the parties to the Purchase Agreement. However, notwithstanding anything herein contained to the contrary, if in fact the number of shares of Common Stock issuable upon conversion in full of the Series A Preferred and Series B Preferred exceeds twice the number of shares of Common Stock issuable upon conversion in full of such Preferred Stock based upon a computation as at the Series B Closing Date, then the term "Initial Registrable Securities" shall be deemed to include such additional shares and the Company shall promptly file appropriate amendments to the Initial Registration Statement to evidence such increase or the Company shall promptly file a new registration statement covering the Initial Registrable Securities not registered under the Initial Registration Statement in the time contemplated herein for filing of appropriate amendments in accordance with the terms hereof.

                  "INITIAL REGISTRATION STATEMENT" means the registration statement, contemplated by SECTION 2(A)(I), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "LOSSES" shall have the meaning set forth in SECTION 7(A).

                  "NEW YORK COURTS" shall have the meaning set forth in SECTION 9(I).

                  "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "PREFERRED STOCK" means, collectively, the Series A Preferred, Series B Preferred and Series C Preferred.

                  "PROCEEDING" means an action,  claim,  suit,  investigation or
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition), whether commenced or threatened.

                  "PROSPECTUS" means each of the prospectus included in the Initial Registration Statement and the prospectus included in the Series C Registration Statement, as the case may be (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statements, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "PURCHASE  AGREEMENTS"  means,  collectively,   the  Series  A
Purchase Agreement and the Subsequent Purchase Agreement.

                  "REGISTRABLE SECURITIES" means, collectively, the Initial Registrable Securities and the Series C Registrable Securities.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 144A" means Rule 144A promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SERIES A CLOSING" shall have the meaning set forth in the Series A Purchase Agreement.

                  "SERIES A CLOSING DATE" shall have the meaning set forth in the Series A Purchase Agreement.

                  "SERIES B CLOSING" shall have the meaning set forth in the Subsequent Purchase Agreement.

                  "SERIES B CLOSING DATE" shall have the meaning set forth in the Subsequent Purchase Agreement.

                  "SERIES C CLOSING" shall have the meaning set forth in the Subsequent Purchase Agreement.

                  "SERIES C CLOSING DATE" shall have the meaning set forth in the Subsequent Purchase Agreement.

                  "SERIES C EFFECTIVENESS DATE" means the 75th day following the Series C Closing date.

                  "SERIES C FILING DATE" means the 14th day following the Series C Closing Date.

                  "SERIES C REGISTRABLE SECURITIES" means the shares of Common Stock issuable upon conversion in full of the Series C Preferred to be issued and sold to the Purchaser pursuant to the Subsequent Purchase Agreement; PROVIDED, HOWEVER, that in order to account for adjustments in the conversion ratio for such shares, Series C Registrable Securities shall include a number of shares of Common Stock equal to no less than two times the number of shares of Common Stock issuable upon conversion in full of such Series C Preferred based on a computation as at the Series C Closing Date or such other number of shares of Common Stock as agreed to by the parties to the Subsequent Purchase Agreement. However, notwithstanding anything herein contained to the contrary, if in fact the number of shares of Common Stock issuable upon conversion in full of the Series C Preferred exceeds twice the number of shares of Common Stock issuable upon conversion in full of such Series C Preferred based upon a computation as at the Series C Closing Date, then the term "Series C Registrable Securities" shall be deemed to include such additional shares and the Company shall promptly file appropriate amendments to the Series C Registration Statement to evidence such increase or the Company shall promptly file a new registration statement covering the Series C Registrable Securities not registered under the Series C Registration Statement in the time contemplated herein for filing of appropriate amendments in accordance with the terms hereof.

                  "SERIES C REGISTRATION STATEMENT" means the registration statement contemplated by Section 2(a)(ii), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "SPECIAL COUNSEL" means any special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to SECTION 5.

                  "UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

         2.       SHELF REGISTRATION

                  (a) (i) On or prior to the Initial Filing Date, the Company shall prepare and file with the Commission the Initial Registration Statement covering all Initial Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.

                                 (ii) On or prior to the  Series C Filing  Date,
the Company shall prepare and file with the Commission the Series C Registration Statement covering all Series C Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.

                                 (iii) Each  Registration  Statement  shall be a
"shelf" registration statement on Form S-3 or another appropriate form permitting registration of Registrable Securities for resale by the Holders in the manner or manners designated by them (including, without limitation, public or private sales and one or more underwritten offerings). The Company shall use its best efforts to cause each Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in any event prior to, in the case of the Initial Registration Statement, the Initial Effectiveness Date and, in the case of the Series C Registration Statement, the Series C Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act from the effective date thereof until the date which is three years after, with respect to the Initial Registration Statement, the date of this Agreement and, with respect to the Series C Registration Statement, the Series C Closing Date or, in either case, such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Holders, to such effect (the "EFFECTIVENESS PERIOD"); PROVIDED, HOWEVER, that the Company shall not be deemed to have used its best efforts to keep a Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to such Registration Statement and the Commission has not declared it effective or except as otherwise permitted by SECTION 3(A).

                  (b) If the Holders of a majority of the Initial Registrable Securities or the Series C Registrable Securities, as the case may be, so elect, an offering of such Registrable Securities pursuant to the Initial Registration Statement or Series C Registration Statement, as the case may be, may be effected in the form of an underwritten offering. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such offering exceeds the amount of Registrable Securities which can be sold in such offering, there shall be included in such underwritten offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated PRO RATA among the Holders proposing to sell Registrable Securities in such underwritten offering.

                  (c) If any of the Registrable Securities are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering. No Holder may participate in any underwritten offering hereunder unless such Person (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

         3.       HOLD-BACK AGREEMENTS

                  (a) RESTRICTIONS ON PUBLIC SALE BY THE HOLDERS. Subject to paragraph (b) of this SECTION 3, the Purchaser hereby understands and agrees that the registration rights of the Purchaser pursuant to this Agreement and its ability to offer and sell Registrable Securities pursuant to the Registration Statements are limited by the provisions of the immediately following sentence. If the Company determines in its good faith judgment that the filing of any Registration Statement in accordance with SECTION 2 or the use of any Prospectus thereunder would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company, the rights of the Purchaser to offer, sell or distribute Registrable Securities pursuant to such Registration Statement or to require the Company to take action with respect to the registration or sale of Registrable Securities pursuant to such Registration Statement (including any action contemplated by SECTION 4) will for up to 60 consecutive days in respect of a single such notice (or multiple notices relating to a single event or series of related events) in any 12-month period be suspended until the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this SECTION 3(A) is no longer necessary.

                  (b) LIMITATION ON BLACKOUTS. Notwithstanding anything contained herein to the contrary, the aggregate number of days (whether or not consecutive) during which the Company may delay the effectiveness of a Registration Statement or prevent offerings, sales or distributions by the Purchaser pursuant to paragraph (a) above or the last paragraph of SECTION 4 (collectively, a "BLACKOUT") shall in no event exceed 90 days during any 12-month period and no Blackout may continue in consecutive 12 month periods.

         4.       REGISTRATION PROCEDURES

                  In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Prepare and file with the Commission within the time period set forth in SECTION 2 the Registration Statements on Form S-3 or another appropriate form in accordance with the method or methods of distribution thereof as specified by the Holders, and cause the Registration Statements to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that not less than five (5) Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i), if requested, furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file any Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities to be registered thereunder pursuant to the terms hereof, their Special Counsel, or any managing underwriters, shall reasonably object on a timely basis.

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statements as may be necessary to keep such Registration Statements continuously effective for the applicable time period; (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to any Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c) Notify the Holders of the applicable Registrable Securities to be sold, and, if requested, their Special Counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than five
(5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day
(i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed and, (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the applicable Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e) If requested by any managing underwriter or the Holders of a majority of the Registrable Securities to be sold in connection with an underwritten offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the applicable Registration Statement such information as such managing underwriters and such Holders reasonably agree should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; PROVIDED, HOWEVER, that the Company shall not be required to take any action pursuant to this SECTION 4(E) that would, in the opinion of counsel for the Company, violate applicable law.

                  (f) Furnish to each Holder of the applicable Registrable Securities, their Special Counsel and any managing underwriters, without charge, at least one conformed executed copy of the Registration Statement relating to such Registrable Securities and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (g) Promptly deliver to each Holder of the applicable Registrable Securities, their Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such
Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders of such Registrable

Securities, any underwriters and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                  (i) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two Business Days prior to any sale of such Registrable Securities.

                  (j) Upon the occurrence of any event contemplated by SECTION 4(C)(VI), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (k) Use its best efforts to cause all Registrable Securities relating to each Registration Statement, to be listed on each securities exchange or market, if any, on which similar securities issued by the Company are then listed.

                  (l) Enter  into such  agreements  (including  an  underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of the applicable Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) obtain and deliver copies thereof to each Holder and the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each selling Holder and each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) immediately prior to the effectiveness of a Registration Statement, and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto, obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in such Registration Statement), addressed to each selling Holder and each of the underwriters, if any, in form and substance as are customary in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in
SECTION 7 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such underwritten offering); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 4(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                  (m) Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case requested by any such Holder, representative, underwriter, attorney or accountant in connection with any Registration Statement; PROVIDED, HOWEVER, that any information that is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not bound by a confidentiality agreement.

                  (n) Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the applicable Registration Statement, which statement shall cover said 12-month period, or such shorter periods as is consistent with the requirements of Rule 158.

                  (o) Provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable Registration Statement.

                  The Company may require each selling Holder to furnish to the Company such information regarding the distribution of Registrable Securities as is required by law to be disclosed in the applicable Registration Statement and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  If any Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the inclusion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the ownership by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such ownership does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to such Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  The Purchaser  covenants and agrees that (i) it will not offer or sell any Registrable Securities under a Registration Statement until it has received copies of the Prospectus relating thereto as then amended or supplemented as contemplated in SECTION 4(G) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by SECTION 4(C) and (ii) the Purchaser and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to any Registration Statement hereunder.

                  Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in SECTION 4(C)(II), 4(C)(III), 4(C)(IV), 4(C)(V) or 4(C)(VI), such Holder will forthwith discontinue disposition of such Registrable Securities until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by
SECTION 4(J), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

                  5. LIQUIDATED DAMAGES. The Company acknowledges and agrees that the Holders will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if the Company fails to fulfill its obligations hereunder and (a) a Registration Statement is not filed with the Commission on or prior to, in the case of the Initial Registration Statement, the Initial Filing Date and in the case of the Series C Registration Statement, the Series C Filing Date, (b) a Registration Statement is not declared effective by the Commission on or prior to, in the case of the Initial Registration Statement, the Initial Effectiveness Date and, in the case of the Series C Registration Statement, the Series C Effectiveness Date or (c) a Registration Statement is filed and declared effective but thereafter ceases to be effective at any time during the Effectiveness Period therefor without being succeeded within 30 days by a subsequent Registration Statement filed with and declared effective by the Commission (any such failure being hereinafter referred to as an "EVENT", and for purposes of clauses (a) and (b) the date on which such Event occurs, or for purposes of clause (c) the date on which such 30-day limit is exceeded, being hereinafter referred to as an "EVENT DATE").

                  Upon the occurrence and continuation of an Event, the Company agrees to decrease the Conversion Price applicable to a conversion of (a) if the Event relates to the Initial Registrable Securities or Initial Registration Statement, Series A Preferred Stock and Series B Preferred Stock, and (b) if the Event relates to the Series C Registrable Securities or Series C Registration Statement, Series C Preferred Stock, in accordance with Section 5(d)(i) of the Certificates of Designation by 3% per month for each of the first two months after each Event Date (i.e., with respect to the Series A Preferred Stock, 77% at the commencement of the first such month and 74% at the commencement of the second such month). Commencing on the third month after an Event Date, the 3% monthly decrease shall be paid to the Holder in cash. Such decrease in the Conversion Price and/or payment in cash, as the case may be, shall be paid as liquidated damages, and not as a penalty, to each Holder; PROVIDED, that such liquidated damages will, in each case, cease to accrue (subject to the occurrence of another Event) on the date in which the applicable Registration Statement is no longer subject to an order suspending the effectiveness thereof or Proceedings relating thereto or a subsequent Registration Statement is declared effective.

                  The Company shall notify each applicable Holder within five days of each Event and Event Date. The Company shall pay the liquidated damage due on the applicable Registrable Securities to each Holder thereof of record as at the Event Date on the first Business Day of each month in which such liquidated damages shall accrue by check delivered to the address for notice of such Holder set forth herein.

         6.       REGISTRATION EXPENSES

                  (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall be in addition to the fees and disbursements contemplated in

Section 7.1 of each of the Purchase Agreements and include,  without limitation,
(i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with state securities or Blue Sky laws (including, without limitation, subject to Section 6(b), fees and disbursements of counsel for the underwriters or Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders (subject to the provisions of SECTION 6(B)), (v) fees and disbursements of all independent certified public accountants referred to in SECTION 4(1)(III) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities issued by the Company are then listed.

                  (b) In connection with each of the Initial Registration Statement and the Series C Registration Statement, the Company shall reimburse the Holders up to $5,000 for the fees and disbursements of one firm of attorneys chosen by the Holders of a majority of the Registrable Securities to be registered thereunder.

         7.       INDEMNIFICATION

                  (a)  INDEMNIFICATION  BY  THE  COMPANY.   The  Company  shall,
notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, the officers, directors, agents, brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of the applicable Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in such Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the applicable Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b) INDEMNIFICATION BY HOLDERS. In connection with a Registration Statement, each applicable Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement or any Prospectus and agrees, jointly and not severally, to indemnify and hold harmless the Company, their directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in such Registration Statement, any Prospectus thereunder, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in such Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities thereunder and was reviewed and expressly approved in writing by such Holder expressly for use in such Registration Statement, such Prospectus or such form of Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and  expenses  of the  Indemnified  Party  (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 10 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; PROVIDED, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (d) CONTRIBUTION. If a claim for indemnification under SECTION 7(A) or 7(B) is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section would apply by its terms (other than by reason of exceptions provided in this Section), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in ques-tion, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in SECTION 7(C), any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 7(D) were determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this SECTION 7(D), the Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         8.       RULE 144

                  The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, they will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

         9.       MISCELLANEOUS

                  (a) REMEDIES. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) NO INCONSISTENT AGREEMENTS. None of the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set specifically forth in Schedule 3.1 to the Purchase Agreement, none of the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

                  (c) NO PIGGYBACK ON REGISTRATIONS. Except for as specified in Schedule A annexed hereto, none of the Company nor any of its securityholders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Common Stock to be issued under the Purchase Agreement, and the Company shall not enter into any agreement providing any such right to any of its securityholders.

                  (d) ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the Exhibits, Annexes and Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Agreement amends and restates in its entirety the Original Registration Rights Agreement.

                  (e) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then outstanding Registrable Securities; PROVIDED, HOWEVER, that, for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; PROVIDED, HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (f) NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

           If to the Company:       Glasgal Communications, Inc.
                                    151 Veterans Drive
                                    Northvale, NJ 07647
                                    Facsimile No.:  (201) 768-2947
                                    Attn:  Chief Executive Officer

           With copies to:          Olshan Grundman Frome &
                                    Rosenzweig, LLP
                                    505 Park Avenue
                                    New York, NY  10022
                                    Facsimile No.:  (212) 755-1467
                                    Attn:  Robert Friedman


           If to the Purchaser:     Southbrook International Investments, Ltd.
                                    c/o Trippoak Advisors, Inc.
                                    630 Fifth Avenue
                                    Suite 2000
                                    New York, NY  10011
                                    Facsimile No.: (212) 332-3256
                                    Attn:  Robert L. Miller

           With copies to:          Robinson Silverman Pearce
                                      Aronsohn & Berman LLP
                                    1290 Avenue of the Americas
                                    New York, NY  10104
                                    Facsimile No.:  (212) 541-4630
                                    Attn:  Kenneth L. Henderson and Eric L.
                                           Cohen

           If to any other Person who is then the registered Holder:

                                    To the address of such Holder as it
                                    appears in the stock transfer books of the Company

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                  (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.

                  (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original  and, all of which taken  together  shall  constitute  one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (i) GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. The Company hereby irrevocably submits to the jurisdiction of any New York state court sitting in the Borough of Manhattan in the City of New York or any federal court sitting in the Borough of Manhattan in the City of New York (collectively, the "NEW YORK COURTS") in respect of any Proceeding arising out of or relating to this Agreement, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the New York Courts. The Company irrevocably waives to the fullest extent it may effectively do so under applicable law any objection that it may now or hereafter have to the laying of the venue of any such Proceeding brought in any New York Court and any claim that any such Proceeding brought in any New York Court has been brought in an inconvenient forum. Nothing herein shall affect the right of any Holder to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the company in any other jurisdiction.

                  (j) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (k) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (l)  HEADINGS.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (m) SHARES HELD BY THE COMPANY AND ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Purchaser or transferees or successors or assigns thereof if such Persons are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        GLASGAL COMMUNICATIONS, INC.



                                        By: /s/ Issac Gaon
                                           -------------------------------------
                                           Name:  Issac Gaon
                                           Title: CEO



                                        SOUTHBROOK INTERNATIONAL
                                         INVESTMENTS, LTD.


                                        By: /s/ Kenneth L. Henderson
                                           -------------------------------------
                                           Name:  Kenneth L. Henderson
                                           Title: Attorney-in-fact